SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

Letter From the Chairman

Dear Shareholder,

Despite their usual volatility, emerging market debt securities as a whole delivered buoyant, double-digit returns over the last six months, far outpacing other fixed-income securities as well as general equity returns. The robust performance was driven by the elections of market-friendly governments in the key nations of Brazil and Ecuador. And the rising price of oil lifted the economies of several commodity-oriented emerging nations, particularly Russia and Ecuador. While emerging economies were hampered somewhat by lingering geopolitical uncertainty, we believe that over the longer term, potential growth in these developing economies and attractive yields make emerging market debt a useful addition to a well-balanced investment portfolio.


[PHOTO R. JAY GERKEN]
Chairman and Chief
Executive Officer


Although the high-yield market was punctuated by significant rallies during the past six months, it has remained volatile due to lingering economic concerns and geopolitical uncertainty. However, many market observers anticipate the U.S. economy will improve during the next 12 to 18 months, which should prove favorable for the high-yield market.

No matter what the future holds, there are several things you can do now to best position your investment portfolio for whatever comes next:

          FIRST AND FOREMOST, YOU SHOULD TALK WITH YOUR FINANCIAL
          ADVISER, who will work with you to find the best solutions for your individual investing needs.

          SECONDLY, NOW IS A GREAT TIME TO REVIEW YOUR INVESTMENT PLAN. Every successful investment strategy begins with a plan, so whether you already have one or not, times like these provide the perfect opportunity to make sure your portfolio is on track. Even if your long-term goals haven't changed, your financial adviser can help you to decide what you can do now to try to achieve them in the ever-changing market.

As always, thank you for your confidence in our investment management teams. Please read on to learn more about your Fund's performance and the Manager's strategy.


Sincerely,

R. Jay Gerken

R. Jay Gerken
Chairman and Chief Executive Officer

March 14, 2003

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

Manager Overview

PERFORMANCE REVIEW

During the semi-annual period ended February 28, 2003, the Salomon Brothers Global Partners Income Fund Inc. ('Fund') (formerly known as the Global Partners Income Fund Inc.) performed very well, posting a gain of 24.83% (based on its
NAV) and 20.67% (based on market price), significantly outperforming the J.P. Morgan Emerging Markets Bond Index Plus ('EMBI+')(i) and the Citigroup High-Yield Market Index ('Citigroup High-Yield Index'),(ii) recognized indices for the respective asset classes, which returned 16.32% and 11.88%, respectively. Based on NAV, the Fund also considerably outperformed its Lipper peer group of closed-end emerging markets debt funds, which returned 20.03% for the period.(iii)

During the six months ended February 28, 2003, the Fund distributed income dividends to shareholders totaling $0.71 per share. The table below shows the annualized distribution yield and six-month total return based on the Fund's February 28, 2003 net asset value ('NAV') per share and its New York Stock Exchange ('NYSE') closing price.(iv) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

                                                           TOTAL RETURN
        PRICE                 ANNUALIZED                   FOR THE SIX-
      PER SHARE           DISTRIBUTION YIELD(v)            MONTH PERIOD(v)
      ---------         -------------------------        -----------------
    $10.25 (NAV)               13.90%                          24.83%
    $11.74 (NYSE)              12.14%                          20.67%

U.S. HIGH-YIELD BONDS

The period started in September on a weak note as the high-yield bond market (vi) was challenged by concerns about mounting tensions in Iraq, warnings from corporations about their projected earnings and doubts about the strength of the economy. As of October's close, the prices of high-yield bonds had dropped to cheaper levels and their yields available in the market, which move opposite to prices, had risen to 13.36%.(vii)

IMPROVED INVESTOR EXPECTATIONS

As the period advanced, many of these concerns began to diminish and expectations rose that the economy would improve and thereby help strengthen the credit profiles of issuers in the high-yield bond market. Given this improved investor sentiment and the higher yields available in the market at the time, investors shifted money into high-yield bonds, which subsequently rebounded in price.

A series of additional factors supported the high-yield bond market at the time. Specifically, the rate of defaults on corporate bonds began to decline and reports of fraudulent corporate accounting practices that made front-page headlines during the spring significantly diminished. The requirement by the Securities and Exchange Commission last summer that chief executive officers and chief financial officers of U.S. companies with more than $1.2 billion in revenues certify the accuracy of their companies' financial statements also restored investor confidence.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

Following an economic report released in October that reflected a weak labor market, the Federal Reserve ('Fed')(viii) cut short-term interest rates in November by half a percentage point to a 41-year low to help stimulate economic activity. (Lower rates can encourage consumers to borrow and subsequently spend more, thereby increasing economic activity.) The most significant headway in the market during the reporting period occurred during November amid considerably stronger inflows of cash into high-yield bond funds.

ANALYSIS OF FUND PERFORMANCE

The Fund benefited from its overweighted exposure to bonds from issuers in the tower and satellite industries and through its underweighted exposure to the automotive, metals/mining, and supermarkets/drugstores industries relative to the Citigroup High-Yield Index. However, the Fund's overweighted exposure to the gaming and cable industries and underweighted exposure to the utilities, wireline telecommunications and energy industries detracted from the Fund's performance relative to the Citigroup High-Yield Index.

Following the crisis of confidence in Corporate America sparked by the reports of financial improprieties at Enron and WorldCom, the issues of even solid, blue-chip companies came under heavy scrutiny and were oversold, causing the yields on these bonds to advance into the higher-yield territory. We used this opportunity to increase the Fund's holdings in these higher yielding investment-grade corporate bonds, particularly large-cap issues of companies that we considered to be solid businesses. The Fund benefited as the crisis in confidence subsided and corporate issues within this group rebounded.

As of the period's close, corporate bonds constituted nearly 41% of the Fund's total investments, with the heaviest concentrations being in the consumer non-cyclicals,(ix) media and cable as well as telecommunications sectors, where we perceive long-term potential opportunities. Following the reported problems at Adelphia Communications, the sector retreated so we increased the Fund's exposure to those cable issues that we perceived to be oversold.

OUR OUTLOOK AND APPROACH

We believe that the high-yield market offers favorable long-term values based upon the average yields recently available in the market of 11.31%(vii) as of February's close. We feel that current market valuations discount many of the negative news that transpired during 2002 and that many of these concerns are likely to diminish over this coming year. Many market observers anticipate the U.S. economy to improve during the next 12 to 18 months, which should prove favorable for corporate earnings and help reduce the rate of defaults on corporate bond payments. Furthermore, the worst news with regard to corporate accounting scandals is likely over. As these concerns ease and equity markets stabilize, we believe the high-yield bond market should perform favorably relative to the first half of 2002. In light of this outlook, we are focusing on adding a moderate amount of credit risk to the Fund that includes selectively targeting issues in the 'B' credit territory that, in our view, offer long-term potential.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

EMERGING MARKETS DEBT

MARKET OVERVIEW

The period was characterized by a number of developments that affected investors' assessments of risk. Corporate misdeeds at Enron Corp., WorldCom Inc., Tyco International Ltd. and Global Crossing Ltd. shook investor confidence across virtually all risk-oriented markets. Investors also became concerned about the uncertain outlook for the U.S. economic growth, especially in light of expectations of the possible military action in Iraq. As a result, risk assets globally traded poorly with the U.S. equity market declining more than 7%(x) during the fiscal period. With an uncertain and weakening outlook for U.S. economic growth, investors anticipated an interest rate reduction by the Fed. The Fed eased credit conditions on November 6th when it cut the short-term federal funds rate(xi) by 50 basis points (i.e., half a percentage point), to 1.25%, the lowest level in 41 years. This rate cut contributed to the equity market rally in the fourth calendar quarter and eased investors' concerns towards riskier asset classes.

EMERGING MARKETS DEBT

Emerging markets debt, as measured by the EMBI+, returned 16.32% for the period. The markets remained volatile during the first half of the reporting period but staged a year-end rally that continued into January and February of 2003. Country performance was solid and the performance of all countries' markets reflected in the Index, with the exception of Venezuela, posted gains for the fiscal period. The market performance during this period was primarily driven by presidential elections in Brazil and Ecuador and the resulting pro-market reforms that the winning candidates put forth. The market rally for emerging markets debt was also supported by stronger-than-expected economic data in the U.S. as well as by higher oil prices, which increased revenues for many oil-exporting countries in the emerging markets. During the period, oil prices increased by more than $10 per barrel to almost $40.

During the period, EMBI+ sovereign spreads (i.e., the difference between yields on sovereign debt and U.S. Treasuries) tightened by 179 basis points (1.79%) closing at 707 basis points (7.07%) over U.S. Treasuries. This is important as declining spreads often indicate a declining risk perception in the market and generally lead to an increase in bond prices. Return volatility was approximately 10%, substantially below long-term historical levels of 15-16%.

Developments in some of the key emerging markets over the period are described below. (The performances of the following debt markets are measured by the EMBI+.)

BRAZIL. The market for Brazilian debt, which was the second best performer in the EMBI+ during this period, posted a gain of 30.57%. The Brazilian market rebounded following presidential elections in October as markets reacted favorably to comments from new President Lula and his top advisers. The Fund's overweight position in Brazilian debt relative to the EMBI+ positively contributed to its performance during this period. As of the period's close, approximately 26% of the Fund's net assets were invested in Brazilian debt.

ECUADOR. Despite its inability to secure an agreement with the International Monetary Fund ('IMF'),(xii) the country returned 24.61% for the period. This performance was primarily due to the austerity decree passed by newly elected President Gutierrez in January, which demonstrated the

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

government's determination to implement prudent fiscal measures. As a result of that, the country has subsequently reached agreement with the IMF on a new program. During this fiscal period, the Fund remained overweighted Ecuadorian debt relative to the EMBI+, which helped the performance of the Fund.

COLOMBIA. The market for Colombian debt finished the fiscal period on a strong note, returning 20.79% for the period. The country continued to make progress in economic and political reforms and has gained important support from the U.S. During the period, the Fund remained overweighted Colombian debt relative to the benchmark.

MEXICO. The country's strong credit fundamentals combined with higher oil prices supported the performance of Mexico's debt market, which returned 9.63% for the period. Mexico's strong fiscal position has enabled the country to avoid budget cuts in the current economic slowdown. The primary risk to stability is political, as President Fox continues to work with the congressional opposition. The Fund is currently market-weight Mexico relative to the EMBI+.

VENEZUELA. Faced with political instability and economic turmoil, Venezuela's market returned negative 4.42%. The general strike organized by opposition parties started on December 2nd with the stated goal of removing President Chavez from office. The strike has shut down most commerce in the country including the oil industry, the largest generator of tax revenues and export earnings. Although the strike started winding down at the end of January, it had already had a devastating impact on the domestic economy. We believe this will have a long-term negative effect on the country's ability to service its debt. The Fund continues to have no exposure to Venezuela.

TURKEY. The market returned 19.97% for the period as the country's strategic importance combined with significant IMF support has attracted investor interest. The domestic economy has stabilized with a return of investor confidence, a decline in interest rates, and a stronger currency. In addition, the market reacted positively to the outcome of the November general elections that were won by the Justice and Development Party ('AKP'). While the Fund's overweighted position in Turkey versus the EMBI+ helped the Fund during the period, we reduced the allocation to an underweighted position as we were concerned that Turkey's inability to approve U.S. troops' deployment on Turkish soil might impair the potential for economic aid.

RUSSIA. The Russian debt market generated a return of 22.35% for the period. Despite the slowdown of industrial production, Russia's macroeconomic fundamentals remain strong and its economy continues to benefit from high oil prices. President Putin used this period of prosperity to promote his reform agenda. Last December, Moody's Investors Service(xiii) upgraded Russia's credit rating to Ba2. While we are happy with Russia's progress, we have reduced the Fund's exposure as we are concerned that Russian bond prices may have overshot real economic improvements in Russia.

BULGARIA. The market for Bulgarian debt returned 10.15% for the period as investors were encouraged by the announcement that Bulgaria was among the 10 countries invited to join the European Union in 2004. Based on the government's fiscal performance and active management of its liabilities, Fitch Ratings(xiv) upgraded Bulgaria's long-term foreign-currency ratings to BB from BB-. The Fund remained overweight Bulgarian debt relative to the EMBI+ during most of the

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

period, but we have reduced this exposure to an underweight position. As in the case with Russia, we are concerned that Bulgarian bonds have become overpriced.

MARKET OUTLOOK

We think that higher yields available through emerging markets debt should support investor interest in these markets in 2003. Our main concern at this point would be increased risk volatility in global markets, which we remain vigilant in monitoring. We anticipate that the U.S. economy will improve as the year progresses. However, we believe that the timing of a recovery will be influenced by the manner and timeliness in which the geopolitical issues abroad, specifically the tensions in Iraq, are resolved.

LOOKING FOR ADDITIONAL INFORMATION?

The Salomon Brothers Global Partners Income Fund Inc. is traded on the New York Stock Exchange under the symbol 'GDF' and its closing market price is available in most newspapers under the New York Stock Exchange listings. Daily net asset value closing prices are available online under symbol XGDFX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

In a continuing effort to provide information concerning the Salomon Brothers Global Partners Income Fund Inc., shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time (EST), for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations.

Thank you for your investment in the Salomon Brothers Global Partners Income Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

Peter J. Wilby                                   Beth A. Semmel

Peter J. Wilby, CFA                              Beth A. Semmel, CFA
President                                        Executive Vice President

March 14, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of February 28, 2003 and are subject to change. Please refer to pages 8 through 18 for a list and percentage breakdown of the Fund's holdings.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

  (i) The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

  (ii) The Citigroup High-Yield Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.

  (iii) Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the six-month period ended February 28, 2003, calculated among 12 funds in the closed-end emerging markets debt fund category with reinvestment of dividends and capital gains, excluding sales charges.

  (iv) NAV is a price that reflects the market value of the Fund's underlying portfolio. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market price as determined by supply of and demand for the Fund's common shares.

  (v) Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution yield is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution yield assumes a current monthly income dividend rate of $0.11875 for 12 months. This rate is as of February 28, 2003 and is subject to change.

  (vi) High-yield bonds are subject to additional risks such as the increased risk of default because of the lower credit quality of the issues.

  (vii)  Based upon the yield of the Citigroup High-Yield Index.

  (viii) The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

  (ix) Non-cyclical stocks are not directly affected by changes in the economy. Examples are stocks in industries that have constant consumer demand such as the food, insurance and pharmaceutical industries.

  (x) Based upon the performance of the S&P 500 Index, which is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

  (xi) The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The federal funds rate often points to the direction of U.S. interest rates.

  (xii) The IMF is an international organization of various member countries established to promote international monetary cooperation, exchange stability, and orderly exchange arrangements.

  (xiii) Moody's Investors Service is a nationally recognized credit rating agency.

  (xiv)  Fitch Ratings is a nationally recognized credit rating service.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

Schedule of Investments (unaudited)
February 28, 2003

   FACE
  AMOUNT                                    SECURITY(A)                              VALUE
----------------------------------------------------------------------------------------------
Corporate Bonds -- 40.7%
Basic Industries -- 4.9%
$   525,000         aaiPharma Inc., 11.000% due 4/1/10..........................  $    559,125
    450,000         Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30....       476,852
    450,000         Acetex Corp., Sr. Notes, 10.875% due 8/1/09.................       477,000
    375,000         Airgas, Inc., 9.125% due 10/1/11............................       412,500
    400,000         Applied Extrusion Technologies, Inc., Series B, 10.750% due
                     7/1/11.....................................................       270,000
    875,000         Berry Plastics Corp., 10.750% due 7/15/12...................       934,062
    275,000         Buckeye Technologies Inc., Sr. Sub. Notes, 9.250% due
                     9/15/08....................................................       248,875
    800,000         ISP Chemco Inc., Series B, 10.250% due 7/1/11...............       848,000
    275,000         Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11............       302,844
                    Lyondell Chemical Co.:
    250,000           10.875% due 5/1/09........................................       215,000
     50,000           Secured, Series B, 9.875% due 5/1/07......................        48,500
    500,000         Methanex Corp., Sr. Notes, 8.750% due 8/15/12...............       540,000
    415,000         Millennium America Inc., 9.250% due 6/15/08.................       439,900
    500,000         Noveon Inc., Series B, 11.000% due 2/28/11..................       555,000
    250,000         OM Group Inc., 9.250% due 12/15/11..........................       171,250
    675,000         P&L Coal Holdings Corp., Series B, 9.625% due 5/15/08.......       711,281
    875,000         Plastipak Holdings Inc., 10.750% due 9/1/11.................       905,625
    675,000         Radnor Holdings Corp., Sr. Notes, 10.000% due 12/1/03.......       678,375
    775,000         Riverwood International Corp., 10.625% due 8/1/07...........       798,250
    100,000         Tekni-Plex Inc., Series B, 12.750% due 6/15/10..............        90,000
    300,000         Terra Industries Inc., Sr. Notes, Series B, 10.500% due
                     6/15/05....................................................       261,000
    350,000         TriMas Corp., 9.875% due 6/15/12 (b)........................       343,000
                                                                                  ------------
                                                                                    10,286,439
                                                                                  ------------
Consumer Cyclicals  -- 3.4%
                    Advance Stores Co., Inc.:
    100,000           10.250% due 4/15/08.......................................       105,750
    750,000           Series B, 10.250% due 4/15/08.............................       793,125
     75,000         Central Garden & Pet Co., Sr. Sub. Notes, 9.125% due 2/1/13
                     (b)........................................................        78,750
                    Cole National Group, Inc., Sr. Sub. Notes:
    250,000           8.625% due 8/15/07........................................       233,125
    450,000           8.875% due 5/15/12........................................       416,250
    875,000         Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 5/1/08.....       840,000
    640,000         The Gap, Inc., Notes, 10.550% due 12/15/08..................       726,400
    575,000         HMH Properties, Inc., Sr. Notes, Series C, 8.450% due
                     12/1/08....................................................       543,375
    125,000         Host Marriott L.P., Series I, 9.500% due 1/15/07............       123,750
    475,000         Icon Health & Fitness Inc., 11.250% due 4/1/12..............       469,656
    175,000         Interface, Inc., Sr. Sub. Notes, Series B, 9.500% due
                     11/15/05...................................................       144,375
    500,000         John Q. Hamons Hotels, Inc., 1st Mortgage, Series B, 8.875%
                     due 5/15/12................................................       497,500

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

February 28, 2003

   FACE
  AMOUNT                                     SECURITY(A)                              VALUE
----------------------------------------------------------------------------------------------
Consumer Cyclicals -- 3.4% (continued)
                    Levi Strauss & Co., Sr. Notes:
$   425,000           11.625% due 1/15/08.......................................  $    425,000
    225,000           12.250% due 12/15/12 (b)..................................       227,250
    680,000         Mattress Discounters Corp., Series B, 12.625% due 7/15/07
                     (c)........................................................        71,400
    225,000         Saks Inc., 9.875% due 10/1/11...............................       229,500
    700,000         Starwood Hotels & Resorts Worldwide, Inc., Notes, 8.375% due
                     5/1/12 (b).................................................       693,000
    600,000         Tommy Hilfiger USA Inc., 6.850% due 6/1/08..................       570,000
                                                                                  ------------
                                                                                     7,188,206
                                                                                  ------------
Consumer Non-Cyclicals  -- 8.2%
    625,000         AKI, Inc., Sr. Notes, 10.500% due 7/1/08....................       621,875
    350,000         Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08...........       365,750
    475,000         Argosy Gaming Co., 10.750% due 6/1/09.......................       514,781
    325,000         Athena Neuro Finance LLC, 7.250% due 2/21/08................       217,750
    125,000         Aurora Foods Inc., Sr. Sub. Notes, Series D, 9.875% due
                     2/15/07....................................................        63,125
    300,000         Beverly Enterprises Inc., 9.000% due 2/15/06................       249,000
    750,000         Coast Hotels & Casinos, Inc., 9.500% due 4/1/09.............       795,938
    875,000         CONMED Corp., 9.000% due 3/15/08............................       910,000
    450,000         Extendicare Health Services Inc., 9.500% due 7/1/10.........       423,000
    175,000         Fleming Cos. Inc., 10.125% due 4/1/08.......................       102,375
  1,461,000         Hines Horticulture, Inc., Sr. Sub. Notes, Series B, 12.750%
                     due 10/15/05...............................................     1,548,660
    750,000         Home Interiors & Gifts Inc., 10.125% due 6/1/08.............       735,000
    750,000         Horseshoe Gaming Holding Corp., Series B, 8.625% due
                     5/15/09....................................................       787,500
    875,000         IASIS Healthcare Corp., 13.000% due 10/15/09................       955,938
    550,000         InSight Health Services Corp., Series B, 9.875% due
                     11/1/11....................................................       555,500
    750,000         MGM MIRAGE, 9.750% due 6/1/07...............................       809,063
    725,000         North Atlantic Trading Co., Series B, 11.000% due 6/15/04...       726,813
                    Park Place Entertainment Corp., Sr. Sub. Notes:
    625,000           7.875% due 12/15/05.......................................       636,719
    425,000           8.875% due 9/15/08........................................       442,000
    375,000         PETCO Animal Supplies Inc., Sr. Sub. Notes, 10.750% due
                     11/1/11....................................................       420,000
    400,000         Playtex Products Inc., 9.375% due 6/1/11....................       434,000
    200,000         Remington Product Co., LLC, Sr. Sub. Notes, Series D,
                     11.000% due 5/15/06........................................       185,000
                    Rite Aid Corp.:
    100,000           11.250% due 7/1/08........................................        96,000
    975,000           Sr. Notes, 7.625% due 4/15/05.............................       921,375
                    Sealy Mattress Co., Series B:
    250,000           10.875% due 12/15/07......................................       257,500
    200,000           Sr. Sub. Notes, 9.875% due 12/15/07.......................       202,500
    450,000         Station Casinos, Inc., Sr. Sub. Notes, 9.875% due 7/1/10....       490,500
    500,000         Sun International Hotels Ltd., 8.875% due 8/15/11...........       505,000
    400,000         Tenet Healthcare Corp., Sr. Notes, 6.875% due 11/15/31......       364,000

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

February 28, 2003

    FACE
   AMOUNT                                   SECURITY(A)                              VALUE
----------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 8.2% (continued)
$   800,000         United Industries Corp., Sr. Sub. Notes, Series B, 9.875%
                     due 4/1/09.................................................  $    828,000
    475,000         Vanguard Health Systems Inc., 9.750% due 8/1/11.............       464,313
    475,000         Venetian Casino Resort LLC, 11.000% due 6/15/10.............       486,875
    375,000         Vlasic Foods International Inc., Sr. Sub. Notes, Series B,
                     10.250% due 7/1/09 (c).....................................        80,625
                                                                                  ------------
                                                                                    17,196,475
                                                                                  ------------
Energy  -- 3.5%
  1,000,000         Devon Energy Corp., Debentures, 10.250% due 11/1/05.........     1,174,357
    750,000         Grey Wolf Inc., Sr. Notes, 8.875% due 7/1/07................       776,250
     83,000         Key Energy Services Inc., Series B, 14.000% due 1/15/09.....        94,620
    625,000         Magnum Hunter Resources, Inc., 9.600% due 3/15/12...........       665,625
    250,000         Nuevo Energy Co., Sr. Sub. Notes, Series B, 9.375% due
                     10/1/10....................................................       258,750
    600,000         Pride International, Inc., Sr. Notes, 9.375% due 5/1/07.....       625,500
                    Tesoro Petroleum Corp.:
                      Series B:
     50,000             9.000% due 7/1/08.......................................        41,750
    200,000             9.625% due 11/1/08......................................       169,000
    375,000           Sr. Sub. Notes, 9.625% due 4/1/12.........................       305,625
  1,125,000         United Refining Co., Series B, 10.750% due 6/15/07..........       897,188
    600,000         Vintage Petroleum, Inc., Sr. Sub. Notes, 9.750% due
                     6/30/09....................................................       633,000
    810,000         Western Gas Resources, Inc., 10.000% due 6/15/09............       870,750
    500,000         Westport Resources Corp., 8.250% due 11/1/11................       528,750
                    The Williams Cos. Inc.:
    125,000           Bonds, 8.750% due 3/15/32 (b).............................       101,875
                      Notes:
     75,000             7.625% due 7/15/19......................................        58,125
    125,000             7.875% due 9/1/21.......................................        96,875
                                                                                  ------------
                                                                                     7,298,040
                                                                                  ------------
Finance Services  -- 1.0%
    987,700         Airplanes Pass-Through Trust, Series D, 10.875% due
                     3/15/12....................................................        29,631
    675,000         FelCor Lodging L.P., 9.500% due 9/15/08.....................       627,750
    575,000         MeriStar Hospitality Corp., 9.125% due 1/15/11..............       465,750
    750,000         Sovereign Bancorp. Inc., Sr. Notes, 10.500% due 11/15/06....       892,500
                                                                                  ------------
                                                                                     2,015,631
                                                                                  ------------
Housing Related  -- 0.4%
    875,000         Nortek Inc., Sr. Notes, Series B, 8.875% due 8/1/08.........       897,969
                                                                                  ------------
Manufacturing  -- 2.5%
    500,000         Alliant Techsystems Inc., 8.500% due 5/15/11................       542,500
    475,000         Anchor Glass Container Corp., Secured, 11.000% due 2/15/13
                     (b)........................................................       476,187

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

February 28, 2003

 FACE
AMOUNT                                           SECURITY(A)                            VALUE
----------------------------------------------------------------------------------------------
Manufacturing -- 2.5% (continued)
$ 1,750,000         BREED Technologies, Inc., 9.250% due 4/15/08 (c)(d).........  $          0
    425,000         Fedders North America, Inc., 9.375% due 8/15/07.............       350,625
    425,000         Flowserve Corp., 12.250% due 8/15/10........................       471,750
    500,000         Ford Motor Co., Notes, 7.450% due 7/16/31...................       421,561
    750,000         Ford Motor Credit Co., Notes, 7.250% due 10/25/11...........       721,746
    275,000         General Motors Acceptance Corp., Notes, 6.875% due
                     8/28/12....................................................       274,531
    125,000         Holmes Products Corp., Series B, 9.875% due 11/15/07........        91,875
    275,000         LDM Technologies, Inc., Series B, 10.750% due 1/15/07.......       226,875
    500,000         Moll Industries, Inc., Sr. Sub. Notes, 10.500% due 7/1/08
                     (c)........................................................        62,500
    300,000         NMHG Holding Co., 10.000% due 5/15/09.......................       313,500
    450,000         Sequa Corp., Sr. Notes, 9.000% due 8/1/09...................       447,750
    700,000         Terex Corp., Series B, 10.375% due 4/1/11...................       703,500
     75,000         TRW Automotive, Sr. Sub. Notes, 11.000% due 2/15/13 (b).....        77,719
                                                                                  ------------
                                                                                     5,182,619
                                                                                  ------------
Media and Cable  -- 7.4%
    850,000         AOL Time Warner Inc., 7.625% due 4/15/31....................       900,249
                    Charter Communications Holdings LLC:
                      Sr. Discount Notes:
    600,000             Zero coupon until 1/15/05, (11.750% thereafter), due
                         1/15/10....................................................   231,000
  1,050,000             Zero coupon until 1/15/06, (13.500% thereafter), due
                         1/15/11....................................................   343,875
  1,755,000             Zero coupon until 4/1/04, (9.920% thereafter), due 4/1/11...   763,425
  1,075,000             Zero coupon until 5/15/06, (11.750% thereafter), due
                         5/15/11....................................................   360,125
                      Sr. Notes:
    275,000             10.750% due 10/1/09.........................................   131,313
    250,000             10.250% due 1/15/10.........................................   121,250
    150,000             10.000% due 5/15/11.........................................    72,750
                    CSC Holdings Inc., Sr. Sub. Debentures:
    250,000           9.875% due 2/15/13..........................................     261,250
  1,100,000           10.500% due 5/15/16.........................................   1,179,750
    225,000         Dex Media East LLC, Sr. Notes, 9.875% due 11/15/09 (b)......       244,125
    500,000         DirecTV Holdings, Sr. Notes, 8.375% due 3/15/13 (b).........       530,000
                    EchoStar DBS Corp., Sr. Notes:
    300,000           10.375% due 10/1/07.........................................     327,750
    775,000           9.125% due 1/15/09..........................................     833,125
    875,000           9.375% due 2/1/09...........................................     936,250
    600,000         Insight Midwest L.P., Sr. Notes, 10.500% due 11/1/10........       609,000
    625,000         LIN Television Corp., 8.000% due 1/15/08....................       668,750
     50,000         Mediacom Broadband LLC, 11.000% due 7/15/13.................        53,250
    700,000         Mediacom LLC, Sr. Notes, 9.500% due 1/15/13.................       687,750
    550,000         Nextmedia Operating Inc., 10.750% due 7/1/11................       594,000
  1,731,000         NTL Communications Corp., 19.000% due 1/1/10................     1,505,970

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

February 28, 2003

 FACE
AMOUNT                                        SECURITY(A)                              VALUE
----------------------------------------------------------------------------------------------
Media and Cable -- 7.4% (continued)
$   100,000         R. H. Donnelly Finance Corp. I, Sr. Sub. Notes, 10.875% due
                     12/15/12 (b)...............................................  $    111,250
    375,000         Radio One, Inc., Series B, 8.875% due 7/1/11................       404,063
  1,000,000         Rogers Communications Inc., Sr. Notes, 8.875% due 7/15/07...       995,000
                    Telewest Communication PLC:
    390,000           Sr. Discount Notes, (zero coupon until 2/1/05, 11.375%
                       thereafter), due 2/1/10 (c)..............................        60,450
  1,065,000           Sr. Notes, 11.250% due 11/1/08 (c)........................       202,350
    250,000         Time Warner Inc., 6.625% due 5/15/29........................       236,666
                    United Pan-Europe Communications N.V., Series B:
                      Sr. Discount Notes:
    850,000             Zero coupon until 11/1/04, (13.375% thereafter),
                         due 11/1/09 (c)........................................        46,750
    325,000             Zero coupon until 2/1/05, (13.750% thereafter),
                         due 2/1/10 (c).........................................        17,875
                      Sr. Notes:
    100,000             10.875% due 8/1/09 (c)..................................         8,750
  1,075,000             11.250% due 2/1/10 (c)..................................        94,063
    675,000             11.500% due 2/1/10 (c)..................................        59,062
                    World Color Press, Inc., Sr. Sub. Notes:
    875,000           8.375% due 11/15/08.......................................       927,174
    125,000           7.750% due 2/15/09........................................       129,063
    900,000         Yell Finance B.V., Sr. Notes, 10.750% due 8/1/11............       990,000
                                                                                  ------------
                                                                                    15,637,473
                                                                                  ------------
Services and Other  -- 2.0%
                    Allied Waste North America, Inc.:
     75,000           9.250% due 9/1/12 (b).....................................        78,750
                      Series B:
    750,000             7.875% due 1/1/09.......................................       750,000
    325,000             10.000% due 8/1/09......................................       331,500
    350,000         Brand Services, Inc., 12.000% due 10/15/12 (b)..............       380,625
    550,000         COMFORCE Operating Inc., Sr. Notes, Series B, 12.000% due
                     12/1/07....................................................       253,000
  1,000,000         DynCorp Inc., Sr. Sub. Notes, 9.500% due 3/1/07.............     1,025,000
  1,250,000         Holt Group Inc., 9.750% due 1/15/06 (c).....................        43,750
    430,000         Mail-Well I Corp., Series B, 8.750% due 12/15/08............       354,750
  1,000,000         Pierce Leahy Corp., 8.125% due 5/15/08......................     1,015,000
  2,000,000         Safety-Kleen Corp., 9.250% due 6/1/08 (c)...................        22,500
                                                                                  ------------
                                                                                     4,254,875
                                                                                  ------------
Technology  -- 1.6%
    750,000         L-3 Communications Corp., 7.625% due 6/15/12................       788,437
    425,000         Motorola Inc., Sr. Notes, 8.000% due 11/1/11................       456,875
    625,000         Unisys Corp., Sr. Notes, 8.125% due 6/1/06..................       657,813
  1,125,000         Xerox Capital (Europe) PLC, 5.875% due 5/15/04..............     1,108,125
    275,000         Xerox Corp., Notes, 5.500% due 11/15/03.....................       274,656
                                                                                  ------------
                                                                                     3,285,906
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

February 28, 2003

 FACE
AMOUNT                                     SECURITY(A)                               VALUE
----------------------------------------------------------------------------------------------
Telecommunications -- 5.0%
$   425,000         American Cellular Corp., 9.500% due 10/15/09................  $     82,875
    800,000         American Tower Corp., Sr. Notes, 9.375% due 2/1/09..........       640,000
     36,500         American Tower Escrow Corp., zero coupon due 8/1/08
                     (b)(e).....................................................       226,300
    925,000         AT&T Corp., Sr. Notes, 8.500% due 11/15/31..................     1,003,784
                    AT&T Wireless Services Inc.:
    775,000           Notes, 8.125% due 5/1/12..................................       834,753
                      Sr. Notes:
    475,000             7.875% due 3/1/11.......................................       505,588
    125,000             8.750% due 3/1/31.......................................       133,245
                    Crown Castle International Corp.:
    125,000           Sr. Discount Notes, (zero coupon until 5/15/04, 10.375%
                       thereafter), due 5/15/11.................................        90,313
    775,000           Sr. Notes, 10.750% due 8/1/11.............................       670,375
                    Global Crossing Holdings Ltd.:
  1,700,000           9.125% due 11/15/06 (c)...................................        55,250
    250,000           9.500% due 11/15/09 (c)...................................         8,125
                    Nextel Communications, Inc.:
                      Sr. Discount Notes:
  1,475,000             10.650% due 9/15/07.....................................     1,526,625
    700,000             9.950% due 2/15/08......................................       715,750
    400,000           Sr. Notes, 9.375% due 11/15/09............................       404,000
    900,000         Qwest Communications International Inc., Sr. Notes, Series
                     B, 7.500% due 11/1/08......................................       760,500
  1,025,000         Qwest Corp., Notes, 8.875% due 3/15/12 (b)..................     1,068,562
    231,000         Qwest Services Corp., Notes, 14.000% due 12/15/14 (b).......       242,550
                    Sprint Capital Corp.:
    875,000           6.875% due 11/15/28.......................................       726,250
    575,000           8.750% due 3/15/32........................................       557,750
    254,000         TeleCorp PCS, Inc., 10.625% due 7/15/10.....................       288,290
    575,000         Ubiquitel Operating Co., (zero coupon until 4/15/05, 14.000%
                     thereafter), due 4/15/10...................................        34,500
                                                                                  ------------
                                                                                    10,575,385
                                                                                  ------------
Utilities  -- 0.8%
                    Avon Energy Partners Holdings:
    575,000           Notes, 6.460% due 3/4/08 (b)..............................       477,250
    275,000           Sr. Notes, 7.050% due 12/11/07 (b)........................       228,250
    850,000         Calpine Canada Energy Finance ULC, 8.500% due 5/1/08........       416,500
                    Calpine Corp., Sr. Notes:
    500,000           8.750% due 7/15/07........................................       232,500
    500,000           8.625% due 8/15/10........................................       240,000
    125,000         CMS Energy Corp., Sr. Notes, 9.875% due 10/15/07............       112,620
                                                                                  ------------
                                                                                     1,707,120
                                                                                  ------------

                    Total Corporate Bonds (Cost  -- $91,047,072)................    85,526,138
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.
--------------------------------------
Schedule of Investments (unaudited)  (continued)
February 28, 2003

 FACE
AMOUNT                                     SECURITY(A)                              VALUE
----------------------------------------------------------------------------------------------
Convertible Bonds -- 1.0%
Consumer Non-Cyclicals  -- 0.1%
$   450,000         Elan Finance Corp. Ltd., zero coupon bond to yield 15.941%
                     due 12/14/18...............................................  $    244,125
                                                                                  ------------
Technology  -- 0.8%
    400,000         Avaya Inc., Sr. Notes, zero coupon bond to yield 13.805% due
                     10/31/21...................................................       177,000
    175,000         CIENA Corp., Sr. Notes, 3.750% due 2/1/08...................       128,625
    750,000         Comverse Technology, Inc., Debentures, 1.500% due 12/1/05...       662,812
    600,000         i2 Technologies, Inc., Sub. Notes, 5.250% due 12/15/06......       396,750
    475,000         Sanmina-SCI Corp., Sub. Debentures, zero coupon bond to
                     yield 10.431% due 9/12/20..................................       210,188
                                                                                  ------------
                                                                                     1,575,375
                                                                                  ------------
Telecommunications  -- 0.1%
    325,000         American Tower Corp., Notes, 5.000% due 2/15/10.............       225,875
                                                                                  ------------

                    Total Convertible Bonds (Cost  -- $1,946,365)...............     2,045,375
                                                                                  ------------
Sovereign Bonds  -- 53.6%
Argentina  -- 1.0%
                    Republic of Argentina:
  6,107,000         Due 4/10/05 (c).............................................     1,587,820
  1,350,000         Due 11/29/49 (c)............................................       317,250
    675,000         Zero coupon due 10/15/04 (c)................................       151,875
                                                                                  ------------
                                                                                     2,056,945
                                                                                  ------------
Brazil  -- 19.0%
                    Federal Republic of Brazil:
    670,000           11.250% due 7/26/07.......................................       582,900
  5,325,000           11.500% due 3/12/08.......................................     4,559,531
  7,740,000           14.500% due 10/15/09......................................     7,265,925
 24,975,000           12.000% due 4/15/10.......................................    20,947,781
    400,000           12.250% due 3/6/30........................................       311,100
  1,785,545           C Bond, 8.000% due 4/15/14................................     1,333,579
  4,700,000           DCB, 2.625% due 4/15/12 (f)...............................     2,928,687
  2,714,706           NMB, 2.625% due 4/15/09 (f)...............................     2,005,489
                                                                                  ------------
                                                                                    39,934,992
                                                                                  ------------
Bulgaria  -- 1.1%
  2,050,000         Republic of Bulgaria, 8.250% due 1/15/15....................     2,341,484
                                                                                  ------------
Colombia  -- 3.4%
                    Republic of Colombia:
  2,887,000           8.625% due 4/1/08.........................................     2,822,043
  2,000,000           10.000% due 1/23/12.......................................     2,009,000
  2,275,000           10.750% due 1/15/13.......................................     2,339,837
                                                                                  ------------
                                                                                     7,170,880
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

February 28, 2003

 FACE
AMOUNT                                          SECURITY(A)                            VALUE
----------------------------------------------------------------------------------------------
Costa Rica -- 0.5%
$ 1,000,000         Republic of Costa Rica, 6.914% due 1/31/08 (b)..............  $  1,006,250
                                                                                  ------------
Ecuador  -- 5.0%
 15,595,000         Republic of Ecuador, 12.000% due 11/15/12...................    10,448,650
                                                                                  ------------
Mexico  -- 6.6%
  1,200,000         PEMEX Project Funding Master Trust, 6.125% due 8/15/08
                     (b)........................................................     1,221,000
                    United Mexican States:
  3,000,000           6.625% due 3/3/15.........................................     2,949,750
    500,000           8.125% due 12/30/19.......................................       531,750
  8,650,000           8.300% due 8/15/31........................................     9,194,950
                                                                                  ------------
                                                                                    13,897,450
                                                                                  ------------
Panama  -- 2.6%
                    Republic of Panama:
  1,525,000           9.625% due 2/8/11.........................................     1,654,625
  3,800,000           9.375% due 1/16/23........................................     3,880,750
                                                                                  ------------
                                                                                     5,535,375
                                                                                  ------------
Peru  -- 1.1%
                    Republic of Peru:
  1,175,000           9.125% due 1/15/08........................................     1,237,275
  1,335,000           FLIRB, 4.000% due 3/7/17 (f)..............................     1,015,434
                                                                                  ------------
                                                                                     2,252,709
                                                                                  ------------
Philippines  -- 2.5%
                    Republic of the Philippines:
  1,550,000           9.375% due 1/18/17........................................     1,577,125
  3,675,000           10.625% due 3/16/25.......................................     3,778,268
                                                                                  ------------
                                                                                     5,355,393
                                                                                  ------------
Russia  -- 8.4%
                    Russian Federation:
  8,800,000           12.750% due 6/24/28.......................................    12,958,000
  5,475,540           5.000% due 3/31/30 (f)....................................     4,688,431
                                                                                  ------------
                                                                                    17,646,431
                                                                                  ------------
Turkey  -- 2.1%
                    Republic of Turkey:
  3,775,000           11.500% due 1/23/12.......................................     3,921,281
    425,000           11.000% due 1/14/13.......................................       428,719
                                                                                  ------------
                                                                                     4,350,000
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

February 28, 2003

 FACE
AMOUNT                                        SECURITY(A)                              VALUE
----------------------------------------------------------------------------------------------
Uruguay -- 0.3%
                    Republic of Uruguay:
$   375,000           7.875% due 3/25/09........................................  $    180,937
    825,000           7.875% due 7/15/27........................................       360,938
    315,789           DCB, 2.3125% due 2/19/07 (f)..............................       170,526
                                                                                  ------------
                                                                                       712,401
                                                                                  ------------

                    Total Sovereign Bonds (Cost  -- $105,082,716)...............   112,708,960
                                                                                  ------------

Loan Participations (f)(g)  -- 1.0%
                    Kingdom of Morocco:
  1,925,000           Tranche A, 2.1875% due 1/2/09 (J.P. Morgan Chase & Co. and
                        UBS PaineWebber Inc.)...................................     1,790,250
    313,724           Tranche B, 2.1875% due 1/2/04 (Morgan Stanley Emerging
                        Markets Inc.)...........................................       304,312
                                                                                  ------------

                    Total Loan Participations (Cost  -- $2,085,496).............     2,094,562
                                                                                  ------------

  SHARES
-----------
Common Stock -- 0.4%
     12,166         Axiohm Transaction Solutions, Inc..                                      0
          5         Glasstech Inc. (d)..........................................             0
     19,795         Imperial Sugar Co...........................................       109,862
     15,760         NTL Inc. ...................................................       157,915
      1,550         NTL Inc. (Restricted Shares)................................        15,220
        798         Pillowtex Corp..............................................           375
     13,553         Spectrasite, Inc. ..........................................       346,279
      5,043         Terex Corp..................................................        60,919
     44,962         UnitedGlobalCom, Inc., Class A Shares.......................       120,498
                                                                                  ------------

                    Total Common Stock (Cost  -- $3,312,974)....................       811,068
                                                                                  ------------
Escrow Shares (d)(h)  -- 0.0%
  1,000,000         Imperial Sugar Co...........................................             0
    625,000         Pillowtex Corp..............................................             0
                                                                                  ------------

                    Total Escrow Shares (Cost  -- $0)...........................             0
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

February 28, 2003

  SHARES                                  SECURITY(A)                                VALUE
----------------------------------------------------------------------------------------------
Preferred Stock -- 0.4%
         12         Anvil Holdings Inc., Series B, 13.000%......................  $        294
                    CSC Holdings Inc.:
      5,975           Series H, 11.750% due 10/1/07.............................       616,919
      2,925           Series M, 11.125% due 4/1/08..............................       300,544
          5         Glasstech Inc. (d)..........................................             0
         23         NTL Europe, Inc.............................................            86
                    TCR Holding Corp.:
      4,091           Class B Shares (d)(h).....................................             4
      2,250           Class C Shares (d)(h).....................................             2
      5,932           Class D Shares (d)(h).....................................             6
     12,271           Class E Shares (d)(h).....................................            12
                                                                                  ------------

                    Total Preferred Stock (Cost  -- $800,365)...................       917,867
                                                                                  ------------

 WARRANTS/
  RIGHTS
-----------
Warrants and Rights (h) -- 0.0%
  1,837,246         ContiFinancial Corp., Units of Interest, (Represents interests in a trust in the
                     liquidation of ContiFinancial Corp. and its affiliates.) (d).........                  72,342
      1,000         Glasstech Inc. (Exercise price of $0.01 per share expiring on 6/30/04. Each
                     warrant exercisable for 0.125 shares of common stock.) (d)...........                       0
      1,000         Mattress Discounters Co. (Exercise price of $0.01 per share expiring on 7/15/07.
                     Each warrant exercisable for 4.85 shares of Class A common stock and 0.539
                     shares of Class L common stock.).....................................                     750
      4,202         Pillowtex Corp., Warrants expiring on 11/24/09........................                     231
        750         UbiquiTel Operating Co. (Exercise price of $22.74 per share expiring on 4/15/10.
                     Each warrant exercisable for 5.965 shares of common stock.)..........                     281
    192,000         United Mexican States Rights..........................................                     163
     39,270         Venezuela Rights......................................................                       0
                                                                                                      ------------

                    Total Warrants and Rights (Cost  -- $117,269).........................                  73,767
                                                                                                      ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

February 28, 2003

 FACE
AMOUNT                                               SECURITY(A)                                        VALUE
------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 2.9%
$ 3,194,000         Greenwich Capital Markets, Inc., 1.280% due 3/3/03; Proceeds at maturity  --
                     $3,194,341; (Fully collateralized by U.S. Treasury Notes, 3.875% due 2/15/13;
                     Market value  -- $3,260,180).........................................            $  3,194,000
  3,000,000         UBS PaineWebber Inc., 1.270% due 3/3/03; Proceeds at maturity  -- $3,000,318;
                     (Fully collateralized by U.S. Treasury Bonds, 9.125% due 5/15/18;
                     Market value  -- $3,060,320).........................................               3,000,000
                                                                                                      ------------

                    Total Repurchase Agreements (Cost  -- $6,194,000).....................               6,194,000
                                                                                                      ------------

                    Total Investments  -- 100% (Cost  -- $210,586,257*)...................            $210,371,737
                                                                                                      ------------
                                                                                                      ------------

---------

(a) All securities segregated as collateral pursuant to loan agreement.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c) Security is currently in default.

(d) Security is valued in accordance with fair valuation procedures.

(e) Security has been issued with attached warrants.

(f) Rate shown reflects current rate on instrument with variable rate or step coupon rates.

(g) Participation interests were acquired through the financial institutions indicated parenthetically.

(h) Non-income producing security.

 *  Aggregate cost for Federal income tax purposes is substantially the same.



   Abbreviations used in this schedule:
   ------------------------------------
    C Bond     --    Capitalization Bond.
    DCB        --    Debt Conversion Bond.
    FLIRB      --    Front Loaded Interest Reduction Bond.
    NMB        --    New Money Bond.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

Statement of Assets and Liabilities (unaudited)
February 28, 2003

ASSETS:
   Investments, at value (Cost  -- $210,586,257)............  $210,371,737
   Cash.....................................................            99
   Receivable for securities sold...........................     6,682,340
   Interest receivable......................................     5,578,438
   Prepaid expenses.........................................        30,356
                                                              ------------
   TOTAL ASSETS.............................................   222,662,970
                                                              ------------
LIABILITIES:
   Loan payable (Note 4)....................................    59,124,414
   Payable for securities purchased.........................     9,071,137
   Loan interest payable (Note 4)...........................       256,599
   Management fee payable...................................       119,706
   Dividends payable........................................       117,716
   Accrued expenses.........................................        68,704
                                                              ------------
   TOTAL LIABILITIES........................................    68,758,276
                                                              ------------
TOTAL NET ASSETS............................................  $153,904,694
                                                              ------------
                                                              ------------
NET ASSETS:
   Common stock ($0.001 par value, 100,000,000 shares
    authorized; 15,022,258 shares outstanding)..............  $     15,022
   Capital paid in excess of par value......................   207,544,928
   Overdistributed net investment income....................      (425,593)
   Accumulated net realized loss from security
    transactions............................................   (53,015,143)
   Net unrealized depreciation of investments...............      (214,520)
                                                              ------------
TOTAL NET ASSETS............................................  $153,904,694
                                                              ------------
                                                              ------------
NET ASSET VALUE, PER SHARE ($153,904,694 [div] 15,022,258
 shares outstanding)........................................        $10.25
                                                                    ------
                                                                    ------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

Statement of Operations (unaudited)
For the Six Months Ended February 28, 2003

INVESTMENT INCOME:
   Interest.................................................  $ 12,068,598
   Dividends................................................        68,999
                                                              ------------
   TOTAL INVESTMENT INCOME..................................    12,137,597
                                                              ------------
EXPENSES:
   Interest expense (Note 4)................................       827,214
   Management fee (Note 2)..................................       730,022
   Custody..................................................        37,891
   Shareholder communications...............................        30,546
   Audit and tax services...................................        27,070
   Legal fees...............................................        21,225
   Loan fees................................................        19,796
   Shareholder servicing fees...............................        17,077
   Directors' fees..........................................        15,489
   Listing fees.............................................        12,490
   Insurance................................................         1,744
   Other....................................................        10,530
                                                              ------------
   TOTAL EXPENSES...........................................     1,751,094
                                                              ------------
NET INVESTMENT INCOME.......................................    10,386,503
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
   Realized Loss From Security Transactions (excluding
    short-term securities):
      Proceeds from sales...................................    97,578,200
      Cost of securities sold...............................    97,963,663
                                                              ------------
   NET REALIZED LOSS........................................      (385,463)
                                                              ------------
   Change in Net Unrealized Depreciation of Investments:
      Beginning of period...................................   (21,364,340)
      End of period.........................................      (214,520)
                                                              ------------
   DECREASE IN NET UNREALIZED DEPRECIATION..................    21,149,820
                                                              ------------
NET GAIN ON INVESTMENTS.....................................    20,764,357
                                                              ------------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $ 31,150,860
                                                              ------------
                                                              ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

Statements of Changes in Net Assets
For the Six Months Ended February 28, 2003 (unaudited) and the Year Ended August 31, 2002

                                                                  2003           2002
-----------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income....................................  $ 10,386,503   $ 20,445,867
   Net realized loss........................................      (385,463)   (12,891,569)
   (Increase) decrease in net unrealized depreciation.......    21,149,820    (14,615,189)
                                                              ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS........    31,150,860     (7,060,891)
                                                              ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income....................................   (10,683,077)   (20,552,754)
   Capital..................................................            --       (676,233)
                                                              ------------   ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................   (10,683,077)   (21,228,987)
                                                              ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued on reinvestment of dividends
    (58,649 and 121,102 shares issued, respectively)........       586,200      1,343,416
                                                              ------------   ------------
   INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS...       586,200      1,343,416
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS...........................    21,053,983    (26,946,462)
NET ASSETS:
   Beginning of period......................................   132,850,711    159,797,173
                                                              ------------   ------------
   END OF PERIOD*...........................................  $153,904,694   $132,850,711
                                                              ------------   ------------
                                                              ------------   ------------
*Includes overdistributed net investment income of:.........     $(425,593)     $(129,019)
                                                              ------------   ------------
                                                              ------------   ------------


Statement of Cash Flows (unaudited)
For the Six Months Ended February 28, 2003

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
   Proceeds from disposition of portfolio investments and
    principal paydowns......................................  $ 91,119,385
   Purchases of portfolio investments.......................   (85,151,411)
   Net purchases of short-term portfolio investments........    (5,389,000)
                                                              ------------
                                                                   578,974
   Net investment income....................................    10,386,503
   Adjustments to reconcile net investment income to net
    cash provided by operating activities:
      Amortization of net premium/discount on investments...    (1,423,061)
      Net change in receivables/payables related to
        operations..........................................       554,209
                                                              ------------
   NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES..........    10,096,625
                                                              ------------
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
   Proceeds from reinvestment of dividends..................       586,200
   Distributions paid.......................................   (10,683,077)
                                                              ------------
   NET CASH FLOWS USED BY FINANCING ACTIVITIES..............   (10,096,877)
                                                              ------------
NET DECREASE IN CASH........................................          (252)
Cash, Beginning of period...................................           351
                                                              ------------
CASH, END OF PERIOD.........................................  $         99
                                                              ------------
                                                              ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

Notes to Financial Statements (unaudited)

Note 1. Significant Accounting Policies

Salomon Brothers Global Partners Income Fund Inc. ('Fund'), formerly known as Global Partners Income Fund Inc., was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on October 29, 1993. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield U.S. and non-U.S. corporate debt securities and high-yield foreign sovereign debt securities. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount and premium on securities purchased is accreted and amortized on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are due primarily to deferral of wash sale and post-October losses. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as tax return of capital.

REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discount and amortizing premium on debt obligations. For the six months ended February 28, 2003, the Fund paid interest expenses of $914,537.

YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At August 31, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

CHANGE IN ACCOUNTING POLICY. In November 2000, the American Institute of Certified Public Accountants ('AICPA') issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ('Guide'). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement September 1, 2001 and recorded adjustments to decrease the cost of securities and decrease accumulated undistributed net investment income by $124,871 to reflect the cumulative

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

effect of this change up to the date of the adoption. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations.

Note 2. Management and Advisory Fees and Other Transactions

For the period from September 1, 2002 through December 15, 2002, the Fund was a party to a management agreement with PIMCO Funds Advisors LLC ('PIMCO'), an indirect wholly owned subsidiary of Allianz Dresdner Asset Management of America L.P., formerly known as PIMCO Advisors L.P., a wholly-owned subsidiary of Allianz AG, pursuant to which PIMCO, among other things, supervised the Fund's investment program, including advising and consulting with the Fund's investment manager regarding the Fund's overall investment strategy. During that same period, the Fund was also a party to an investment advisory and administration agreement with Salomon Brothers Asset Management Inc ('SBAM'), an indirect wholly-owned subsidiary of Citigroup Inc. ('Citigroup'), pursuant to which SBAM, among other things, was responsible for the day-to-day management of the Fund's portfolio, including making investment strategy decisions for the Fund and managing and investing the assets of the Fund in accordance with its stated policies. SBAM also provided administration and stockholder services for the Fund pursuant to the agreement.

Effective December 16, 2002, the Fund entered into a new investment advisory and administration agreement with SBAM. Under the terms of the new investment advisory and administration agreement, which was approved by shareholders at the Special Joint Meeting of Stockholders held on December 11, 2002, SBAM provides all management, advisory and administration services for the Fund. PIMCO has ceased to act as investment manager for the Fund. SBAM has delegated certain administrative services to Smith Barney Fund Management LLC ('SBFM'), another indirect wholly-owned subsidiary of Citigroup and an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

The Fund pays SBAM a monthly fee at an annual rate of 1.05% of the Fund's average weekly net assets for its services.

Certain officers and/or directors of the Fund are also officers and/or directors of SBAM.

Note 3. Portfolio Activity

During the six months ended February 28, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases...................................................  $  93,679,848
                                                              -------------
                                                              -------------
Sales.......................................................  $  97,578,200
                                                              -------------
                                                              -------------

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

At February 28, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...............................  $ 17,984,369
Gross unrealized depreciation...............................   (18,198,889)
                                                              ------------
Net unrealized depreciation.................................  $   (214,520)
                                                              ------------
                                                              ------------

Note 4. Loan

At February 28, 2003, the Fund had outstanding a $59,124,414 loan pursuant to a revolving credit and security agreement with CXC Inc., a commercial paper conduit issuer for which Citicorp North America Inc., an affiliate of the adviser acts as administrative agent. The agreement between the Fund and CXC Inc. commenced on November 20, 2001. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

Note 5. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. At February 28, 2003, the Fund held loan participations with a total cost of $2,085,496.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Note 6. 'When and If' Issued Bonds

'When and if' issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a 'when and if' issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the 'when and if' issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in 'when and if' issued bonds become null and

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

void, and, accordingly, the Fund will reverse any unrealized gain or loss recorded on such transactions.

At February 28, 2003, the Fund did not hold any 'when and if' issued bonds.

Note 7. Credit Risk

The yields of emerging market debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of sovereign bonds and loan participations held by the Fund.

The net asset value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any loans outstanding.

Note 8. Capital Loss Carryforward

At August 31, 2002, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $44,035,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on August 31 of the year indicated:

                                           2007              2009             2010
                                           ----              ----             ----
Carryforward Amounts..................  $15,469,000       $8,616,000       $19,950,000

Note 9. Dividends Subsequent to February 28, 2003

On January 23, 2003, the Board of Directors of the Fund declared three dividends from net investment income, each in the amount of $0.11875 per share, payable on March 28, April 25 and May 30, 2003, to shareholders of record on March 18, April 15 and May 13, 2003, respectively.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

Financial Highlights

For a share of common stock outstanding throughout each year ended August 31, unless otherwise noted:

                                                  2003(1)      2002       2001       2000       1999       1998
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD............................    $ 8.88     $10.77     $11.94     $10.98     $ 9.76     $16.18
                                                  --------   --------   --------   --------   --------   --------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income(2).......................      0.69       1.36       1.38       1.44       1.59       1.55
 Net realized and unrealized
   gain (loss)(2)...............................      1.39      (1.83)     (1.12)      0.95       1.30      (5.53)
                                                  --------   --------   --------   --------   --------   --------
Total Income (Loss) From Operations.............      2.08      (0.47)      0.26       2.39       2.89      (3.98)
                                                  --------   --------   --------   --------   --------   --------
LESS DISTRIBUTIONS FROM:
 Net investment income..........................     (0.71)     (1.38)     (1.42)     (1.43)     (1.67)     (1.62)
 Net realized gains.............................        --         --         --         --         --      (0.49)
 Capital........................................        --      (0.05)     (0.01)        --         --         --
 Excess of net realized capital gains...........        --         --         --         --         --      (0.33)
                                                  --------   --------   --------   --------   --------   --------
Total Distributions.............................     (0.71)     (1.43)     (1.43)     (1.43)     (1.67)     (2.44)
                                                  --------   --------   --------   --------   --------   --------
INCREASE IN NET ASSET VALUE DUE TO SHARES
 ISSUED ON REINVESTMENT OF DIVIDENDS............      0.00*      0.01         --         --         --         --
                                                  --------   --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD..................    $10.25     $ 8.88     $10.77     $11.94     $10.98     $ 9.76
                                                  --------   --------   --------   --------   --------   --------
                                                  --------   --------   --------   --------   --------   --------
MARKET VALUE, END OF PERIOD.....................    $11.74     $10.43     $11.88   $11.6250   $11.3125    $8.5625
TOTAL RETURN,
 BASED ON MARKET VALUE(3).......................     20.67%'DD'    (0.25)%    16.26%    17.57%    53.57%   (34.35)%
RATIOS TO AVERAGE NET ASSETS:
 Total expenses, including interest expense.....      2.55%'D'     3.24%     4.90%     4.95%      4.22%      3.54%
 Total expenses, excluding interest expense
   (operating expenses).........................      1.35%'D'     1.43%     1.28%     1.30%      1.27%      1.31%
 Net investment income(2).......................     15.15%'D'    13.80%    12.53%    12.53%     14.26%     10.56%
PORTFOLIO TURNOVER RATE.........................        49%       129%        92%       111%       102%       144%
NET ASSETS, END OF PERIOD (000S)................  $153,905   $132,851   $159,797   $176,070   $162,004   $142,129
Loans Outstanding, End of Period (000s).........   $59,124    $59,124    $75,000    $75,000    $75,000    $75,000
Weighted Average Loans (000s)...................   $59,124    $72,423    $75,000    $75,000    $75,000    $75,000
Weighted Average Interest Rate on Loans.........      2.82%'D'     3.71%     7.86%     8.28%      6.42%      6.34%
-----------------------------------------------------------------------------------------------------------------

(1)  For the six months ended February 28, 2003 (unaudited).

(2)  Without the adoption of the change in the accounting method discussed in
     Note 1 of the financial statements, for the year ended August 31, 2002, those amounts would have been $1.37, $1.84 and 13.87% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3) For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

 *   Amount represents less than $0.01.

'DD' Total return is not annualized, as it may not be representative of the total return for the year.

 'D' Annualized.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

PURSUANT TO CERTAIN RULES OF THE SECURITIES AND EXCHANGE COMMISSION, THE FOLLOWING ADDITIONAL DISCLOSURE IS PROVIDED.

Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)

1. Each shareholder initially purchasing shares of common stock ('Shares') of Salomon Brothers Global Partners Income Fund Inc. ('Fund'), formerly known as Global Partners Income Fund Inc., on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ('Plan'), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ('Agent'). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of 'street name' and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a 'Participant.' The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a 'market premium'), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a 'market discount'), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a 'Trading Day') preceding the payment date for the dividend or distribution. For purposes herein, 'market price' will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the 'ex-dividend' date next succeeding the dividend or distribution payment date.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)  (continued)

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)  (continued)

market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.

Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)  (continued)

least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ('Nominee Holders'), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

The report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

SALOMON  BROTHERS  GLOBAL  PARTNERS  INCOME  FUND  INC.


Directors

LESLIE H. GELB

R. JAY GERKEN

RIORDAN ROETT

JESWALD W. SALACUSE


Officers

R. JAY GERKEN
    Chairman and
    Chief Executive Officer

PETER J. WILBY, CFA
    President

LEWIS E. DAIDONE
    Executive Vice President and
    Chief Administrative Officer

JAMES E. CRAIGE
    Executive Vice President

THOMAS K. FLANAGAN
    Executive Vice President

BETH A. SEMMEL, CFA
    Executive Vice President

FRANCES M. GUGGINO
    Controller

CHRISTINA T. SYDOR
    Secretary




Salomon Brothers Global
Partners Income Fund Inc.

    125 Broad Street
    10th Floor, MF-2
    New York, New York 10004

Telephone 1-888-777-0102

INVESTMENT ADVISER
    Salomon Brothers Asset Management Inc
    399 Park Avenue
    New York, New York 10022

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
    American Stock Transfer & Trust Company
    59 Maiden Lane
    New York, New York 10038

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
    GDF

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


Global Partners
Income Fund Inc.

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

Semi-Annual Report
February 28, 2003


GDFSEMI 2/03
     03-4680



                          STATEMENT OF DIFFERENCES
                          ------------------------

 The dagger symbol shall be expressed as................................ 'D'
 The double dagger symbol shall be expressed as......................... 'DD'